COMMON STOCK                                                       COMMON STOCK

  NUMBER                                                               SHARES

  HB 9913                         [LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                              H.B. FULLER COMPANY              CUSIP 359694 10 6

                                             See reverse for certain definitions

This certifies that


                                   SPECIMEN



is the owner of                                                        Shares of


                COMMON STOCK OF THE PAR VALUE OF $1.00 EACH OF
                              H.B. Fuller Company


transferable only on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The shares of the Company of all classes are subject to certain rights, preferences and restrictions, and the Company will furnish, without charge to each stockholder who so requests, a full statement of the designations, relative rights, voting power, preferences and restrictions granted to, or imposed upon, said shares. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, H. B. FULLER COMPANY has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:
                              H.B. FULLER COMPANY
        [SIGNATURE]                 [SEAL]                   [SIGNATURE]

                 SECRETARY                               CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA)                            TRANSFER AGENT AND REGISTRAR
BY


                                                            AUTHORIZED SIGNATURE

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                              H.B. FULLER COMPANY

     THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE COMPANY, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common

TEN ENT--as tenants by the entireties

 JT TEN--as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT--....................... Custodian ....................
                               (Cust)                           (Minor)

                         under Uniform Transfers to Minors
                         Act................................
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________


_________________________________________
_______________________________________________________________________________


_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


_______________________________________________________________________________



_______________________________________________________________________________


________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                           ____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF, TO CERTAIN RIGHTS, AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN H.B. FULLER COMPANY AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION DATED AS OF JULY 18, 1996 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF H.B. FULLER COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. H.B. FULLER COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, WITHOUT CHARGE, PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WHETHER CURRENTLY HELD BY, OR ON BEHALF OF, SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.